SUBSIDIARIES OF LINDE PLC
Linde plc and Subsidiaries
EXHIBIT 21.01

The following is a list of the Linde plc's subsidiaries as of December 31, 2018.

Linde plc Subsidiaries	Place of Incorporation
Zamalight Holdco LLC	USA
Zamalight Subco, Inc.	USA
Linde Holding GmbH	Germany
Linde Intermediate Holding AG	Germany

Praxair, Inc. Subsidiaries	Place of Incorporation
10 Riverview Drive LLC	Delaware
Acetylene Oxygen Company	Texas
Almacenes Geneva S.A.	Panama
Argyle Welding Supply Company, Inc.	New Mexico
Beijing Praxair Huashi Carbon Dioxide Co., Ltd.	China
Beijing Praxair, Inc.	China
Coatec Gesellschaft fϋr Oberflächenveredelung mbH	Germany
Consultora Rynuter S.A.	Uruguay
Dablioeme Participacoes Ltda.	Brazil
Distribuciones Invegas S.C.A.	Venezuela
Famex Comercio Atacadista de Gas Carbonico Ltda.	Brazil
Gama Gases Especiais Ltda.	Brazil
Gases de Ensenada S.A.	Argentina
Gases Industriales, S.A.	Panama
Gases Tachira S.A.	Venezuela
GNC Matao Compressao de Gas Natural Ltda.	Brazil
GNL Gemini Comercializacao e Logistica de Gas Ltda.	Brazil
Great Lakes Street, Inc.	Delaware
Helium Centre Pte Ltd.	Singapore
Industria Venezoelana de Gas INVEGAS, S.C.A.	Venezuela
Inpagas S.R.L.	Paraguay
Ipes Industria de Produtos e Equipamentos de Solda Ltda.	Brazil
Joint Stock Company "Volgograd Oxygen Plant"	Russia
Kelvin Finance Company Limited	Ireland
Kosmoid Finance Unlimited Company	Ireland
Kunshan Praxair Co., Ltd.	China
Limited Liability Company Praxair Azot Togliatti	Russia
Limited Liability Company Praxair Rus	Russia
Limited Liability Company Praxair Titanium Valley	Russia
Limited Liability Company Praxair Volgograd	Russia
Liquid Carbonic Corporation	Delaware
Liquid Carbonic del Paraguay S.A.	Paraguay
Liquido Carbonico Colombiana S.A.	Colombia
Madco Welding Supply Co., Inc.	California
Madison Gas LLC	Delaware
Malaysian Industrial Gas Company Sdn. Bhd.	Malaysia
Mastercrio Transportes Ltda.	Brazil

Medical Gases SRL	Argentina
Nanjing Praxair Nanlian Industrial Gases Co., Ltd.	China
Nitropet, S.A. de C.V.	Mexico
NoxBox Ltd	United Kingdom
NuCo2 Inc.	Delaware
NUCO2 LLC	Delaware
NuCO2 Management LLC	Delaware
NuCO2 Supply LLC	Delaware
Old Danford S.A.	Uruguay
Oxigenos de Colombia Ltda.	Colombia
Oxygene Industriel Girardin, Inc.	Canada
PG Technologies Pte Ltd.	Singapore
Praxair Holdings International, Inc.	Delaware
Praxair (Anhui) Industrial Gases Co., Ltd.	China
Praxair (Beijing) Industrial Gases Co., Ltd.	China
Praxair (Beijing) Semiconductor Gases Co., Ltd.	China
Praxair (China) Investment Co., Ltd.	China
Praxair (Guangxi) Gases Co., Ltd.	China
Praxair (Guangzhou) Industrial Gases Co., Ltd.	China
Praxair (Hainan) Industrial Gases Co., Ltd.	China
Praxair (Hefei) Industrial Gases Co., Ltd.	China
Praxair (Huizhou) Industrial Gases Limited	China
Praxair (Jiaxing) Industrial Gases Co., Ltd.	China
Praxair (Jining) Industrial Gases Co., Ltd.	China
Praxair (Nanjing) Carbon Dioxide Co. Ltd.	China
Praxair (Shanghai) Co., Ltd.	China
Praxair (Shanghai) Electronic Gases Co., Ltd.	China
Praxair (Shanghai) Industrial Gases Co., Ltd.	China
Praxair (Shanghai) Semiconductor Gases Co., Ltd.	China
Praxair (Taiwan) Co., Ltd.	Taiwan
Praxair (Thailand) Company Limited	Thailand
Praxair (Wuhan), Inc.	China
Praxair (Yangzhou) Application Technology Co., Ltd.	China
Praxair (Yangzhou) Industrial Gases Co., Ltd.	China
Praxair (Zhengjing) Industrial Gas Co. Ltd.	China
Praxair Argentina S.r.l.	Argentina
Praxair Asia, Inc.	Delaware
Praxair Bahrain B.S.C.	Kingdom of Bahrain
Praxair Bolivia Srl	Bolivia
Praxair Canada Inc.	Canada
Praxair Chemax Semiconductor Materials Co.	Taiwan
Praxair Chile Gases Limitada	Chile
Praxair Chile Ltda.	Chile
Praxair Colonia Limitada	Uruguay
Praxair Consultoria y Administracion S de RL de CV	Mexico
Praxair Costa Rica S.A.	Costa Rica
Praxair Distribution, Inc.	Delaware
Praxair do Brasil Ltda.	Brazil
Praxair Euroholding, BV	Netherlands
Praxair Fray Bentos S.C.A.	Uruguay

Praxair Gases Industriales Ltda.	Colombia
Praxair Gulf Industrial Gases LLC	Abu Dhabi
Praxair Holding Latinoamerica SARL	Luxembourg
Praxair Holdings International, Inc.	Delaware
Praxair Huayi (Chongqing) Industrial Gases Co. Ltd.	China
Praxair Hydrogen Supply, Inc.	Delaware
Praxair India Private Limited	India
Praxair International Finance Unlimited Company	Ireland
Praxair Inversiones SRL	Peru
Praxair Investments B.V.	Netherlands
Praxair K.K.	Japan
Praxair Korea Company Limited	South Korea
Praxair Latin America Holdings LLC	Delaware
Praxair Luxembourg S.a.r.L.	Luxembourg
Praxair Meishan (Nanjing) Industrial Gases Co., Ltd.	China
Praxair Mexico, S. de R.L. de C.V.	Mexico
Praxair MRC S.A.S.	France
Praxair Offshore Services Limited	United Kingdom
Praxair Pacific Ltd.	Mauritius
Praxair Partnership	Partnership
Praxair Peru S.R.L.	Peru
Praxair PHP S.A.S.	France
Praxair Plainfield, Inc.	Delaware
Praxair Puerto Rico B. V.	Netherlands
Praxair Puerto Rico LLC	Delaware
Praxair Qingdao Co., Ltd.	China
Praxair Republica Domincana, SRL	Dominican Republic
Praxair S.r.l.	Italy
Praxair S.T. Technology, Inc.	Delaware
Praxair Samara LLC	Russia
Praxair Services (UK) Limited	United Kingdom
Praxair Services Canada Inc.	Canada
Praxair Services, Inc.	Texas
Praxair Shanghai Meishan Inc.	China
Praxair Shaogang Co., Ltd.	China
Praxair Ship II AS	Norway
Praxair Surface Technologies (Changzhou) Co. Ltd.	China
Praxair Surface Technologies (Europe) S.A.	Switzerland
Praxair Surface Technologies Co., Ltd.	Korea
Praxair Surface Technologies do Brasil Ltda.	Brazil
Praxair Surface Technologies G.m.b.h.	Germany
Praxair Surface Technologies K.K.	Japan
Praxair Surface Technologies Limited	United Kingdom
Praxair Surface Technologies Montreal L.P.	New Brunswick
Praxair Surface Technologies Pte Ltd.	Singapore
Praxair Surface Technologies S.A.S.	France
Praxair Surface Technologies, Inc.	Delaware
Praxair Switzerland GmbH	Switzerland
Praxair Technology, Inc.	Delaware
Praxair Uruguay Ltda.	Uruguay

Production Praxair Canada Inc.	Canada
Sermatech International Canada Corp.	Delaware
Sermatech International Canada GP LLC	Delaware
Sermatech Korea Ltd.	Korea
Shanghai Praxair Baoshan Inc.	China
Shanghai Praxair-Yidian, Inc.	China
Tecnogas S/A	Peru
Thai Carbonic Company Ltd.	Thailand
The Welding Center, Inc.	Illinois
Tongling Praxair Co., Ltd.	China
Topaz Consultora S.A.	Uruguay
Vision Energy Group LLC	Oklahoma
Westair Cryogenics Company	Delaware
Westair Gas and Equipment, L.P.	Texas
White Martins e White Martins Comércio e Servicos SARL	Luxembourg
White Martins Gases Industriais do Nordeste Limitada.	Brazil
White Martins Gases Industriais do Norte Limitada	Brazil
White Martins Gases Industriais Ltda.	Brazil
White Martins Pecem Gases Industriais Ltda.	Brazil
WM Transporte de Gases Ltda.	Brazil
Wyandotte Welding Supply, Inc.	Michigan
Yateem Oxygen W.L.L.	Bahrain

Linde AG Subsidiaries	Place of Incorporation
177470 CANADA INC.	Canada
177472 CANADA INC.	Canada
44001 ONTARIO LIMITED	Canada
AB Held	Sweden
Abelló Linde, S.A.U.	Spain
African Oxygen Limited	South Africa
AFROX - África Oxigénio, Limitada	Angola
AFROX (LESOTHO) (PTY) LTD	Lesotho
AFROX (PROPRIETARY) LIMITED	South Africa
AFROX AFRICAN INVESTMENTS (PTY) LIMITED	South Africa
AFROX GAS & ENGINEERING SUPPLIES (BOTSWANA) (PTY) LIMITED	Botswana
AFROX INTERNATIONAL LIMITED	Mauritius
Afrox Malawi Limited	Malawi
Afrox Moçambique, Limitada	Mozambique
AFROX PROPERTIES (PTY) LIMITED	South Africa
AFROX ZAMBIA LIMITED	Zambia
AGA A/S	Denmark
AGA Aktiebolag	Sweden
AGA AS	Norway
AGA Fastighet Göteborg AB	Sweden
AGA Gas Aktiebolag	Sweden
AGA Industrial Gas Engineering Aktiebolag	Sweden
AGA International Investment Aktiebolag	Sweden
AGA Medical Aktiebolag	Sweden
AGA S.A.	Uruguay

AGA SIA	Latvia
Agatronic AB	Sweden
Agua y Gas de Sillunchi S.A.	Ecuador
AHP Alliance of Columbia	South Carolina
AHP Delmarva, LLP	Maryland
AHP Home Care Alliance of Gainesville	Florida
AHP Home Care Alliance of Tennessee	Tennessee
AHP Home Care Alliance of Virginia	Virginia
AHP Home Medical Equipment Partnership of Texas	Texas
AHP Knoxville Partnership	Tennessee
AHP-MHR Home Care, LLP	Nebraska
AIRCO COATING TECHNOLOGY LIMITED	United Kingdom
ALBOC (JERSEY) LIMITED	Jersey
ALLWELD INDUSTRIAL AND WELDING SUPPLIES LIMITED	United Kingdom
ALPHA RESPIRATORY INC.	Delaware
AMALGAMATED GAS AND WELDING (PTY) LIMITED	South Africa
AMALGAMATED WELDING AND CUTTING HOLDINGS (PROPRIETARY) LIMITED	South Africa
American HomePatient Arkansas Ventures, Inc.	Delaware
American HomePatient Delaware Ventures, Inc.	Delaware
American HomePatient of Kingstree, LLC	South Carolina
American HomePatient of New York, Inc.	New York
American HomePatient of Sanford, LLC	North Carolina
American HomePatient of Texas, LLC	Texas
American HomePatient of Unifour, LLC	North Carolina
American HomePatient Tennessee Ventures, Inc.	Delaware
American HomePatient Ventures, Inc.	Tennessee
AMERICAN HOMEPATIENT, INC.	Delaware
American HomePatient, Inc.	Delaware
American HomePatient, Inc. (f/k/a AHP NV Corp.)	Nevada
Anhui JuLan Industrial Gases Co., Ltd.	China
AO "Linde Gas Rus"	Russia
AO "Linde Uraltechgaz"	Russia
Aries 94 s.r.o.	Slovakia
AS Eesti AGA	Estonia
ASIA UNION (SHANGHAI) ELECTRONIC CHEMICAL COMPANY LIMITED	China
ASIA UNION ELECTRONIC CHEMICAL CORPORATION	Taiwan
ASIA UNION ELECTRONIC CHEMICALS - RENO, INC.	Nevada
AUECC (BVI) HOLDINGS LIMITED	British Virgin Islands
AUECC Shanghai (Baoshan) Co. Ltd.	China
AUECC Shanghai (Fengxian) Co. Ltd.	China
AUSCOM HOLDINGS PTY LIMITED	Australia
AWCE (PROPRIETARY) LIMITED	South Africa
B.V. Nederlandse Pijpleidingmaatschappij	Netherlands
Baptist Ventures - AHP Homecare Alliance of Montgomery	Alabama
BATAAN INDUSTRIAL GASES, INC.	Philippines
Blue LNG Beteiligungsgesellschaft mbH	Germany
Blue LNG GmbH & Co. KG	Germany
Blue Ridge Home Care	North Carolina
BOC (China) Holdings Co., Ltd.	China
BOC (PHILS.) HOLDINGS, INC.	Philippines

BOC (TRADING) LIMITED	Ireland
BOC AIP Limited Partnership	Australia
BOC Australia Pty Limited	Australia
BOC AUSTRALIAN FINANCE LIMITED	Jersey
BOC CHILE HOLDINGS LIMITED	United Kingdom
BOC CUSTOMER ENGINEERING PTY LTD	Australia
BOC de Chile S.A.	Chile
BOC DISTRIBUTION SERVICES LIMITED	United Kingdom
BOC DUTCH FINANCE	United Kingdom
BOC Europe Holdings B.V.	Netherlands
BOC Gases (Suzhou) Co., Ltd.	China
BOC Gases (Tianjin) Company Limited	China
BOC GASES ARUBA N.V.	Aruba
BOC GASES DE MEXICO, S.A. DE C.V.	Mexico
BOC GASES FINANCE LIMITED	Australia
BOC GASES IRELAND HOLDINGS LIMITED	Ireland
BOC Gases Ireland Limited	Ireland
BOC GASES LIMITED	United Kingdom
BOC GASES MOZAMBIQUE LIMITED	Mozambique
BOC Gases Nigeria Plc	Nigeria
BOC GASES SOLOMON ISLANDS LIMITED	Solomon Islands
BOC GIST INC	Philippines
BOC GROUP PTY LIMITED	Australia
BOC HEALTHCARE LIMITED	United Kingdom
BOC HELEX	United Kingdom
BOC HOLDINGS	United Kingdom
BOC Intressenter AB	Sweden
BOC INVESTMENT HOLDING COMPANY (IRELAND) LIMITED	Ireland
BOC INVESTMENT HOLDINGS LIMITED	United Kingdom
BOC INVESTMENTS (LUXEMBOURG) LIMITED	United Kingdom
BOC Investments Ireland Unlimited Company	Ireland
BOC INVESTMENTS NO.1 LIMITED	United Kingdom
BOC INVESTMENTS NO.5	United Kingdom
BOC INVESTMENTS NO.7	United Kingdom
BOC JAPAN	United Kingdom
BOC Kenya plc	Kenya
BOC KOREA HOLDINGS LIMITED	United Kingdom
BOC LIENHWA (BVI) HOLDING Co., Ltd.	British Virgin Islands
BOC Limited	Australia
BOC LIMITED	New Zealand
BOC LIMITED	United Kingdom
BOC LUXEMBOURG FINANCE	United Kingdom
BOC NETHERLANDS HOLDINGS LIMITED	United Kingdom
BOC NEW ZEALAND HOLDINGS LIMITED	New Zealand
BOC NO. 1 LIMITED	Guernsey
BOC NO. 2 LIMITED	Guernsey
BOC NOMINEES LIMITED	United Kingdom
BOC Papua New Guinea Limited	Papua New Guinea
BOC PENSION SCHEME TRUSTEES LIMITED	United Kingdom
BOC PENSIONS LIMITED	United Kingdom

BOC PREFERENCE LIMITED	Jersey
BOC RSP TRUSTEES LIMITED	United Kingdom
BOC SEPS TRUSTEES LIMITED	United Kingdom
BOC SERVICES LIMITED	United Kingdom
BOC Tanzania Limited	Tanzania
BOC Uganda Limited	Uganda
BOC Zimbabwe (Private) Limited	Zimbabwe
BOCLH Industrial Gases (Chengdu) Co., Ltd	China
BOCLH Industrial Gases (DaLian) Co., Ltd.	China
BOCLH Industrial Gases (Shanghai) Co., Ltd.	China
BOCLH Industrial Gases (Songjiang) Co., Ltd.	China
BOCLH Industrial Gases (Suzhou) Co., Ltd.	China
BOCLH Industrial Gases (Waigaoqiao) Co., Ltd.	China
BOCLH Industrial Gases (Xiamen) Co., Ltd.	China
BOGGY CREEK PTY LIMITED	Australia
BOTSWANA OXYGEN COMPANY (PTY) LIMITED	Botswana
BOTSWANA STEEL ENGINEERING (PTY) LIMITED	Botswana
BRITISH INDUSTRIAL GASES LIMITED	United Kingdom
BRITISH OXYGEN (HONG KONG) LIMITED	Hong Kong
CARING RESPONDERS LLC	Delaware
Catholic Health Home Respiratory, LLC	New York
Ceylon Oxygen Ltd.	Sri Lanka
CIGC CORPORATION	Philippines
Coastal Home Care	South Carolina
Colorado Home Medical Equipment Alliance, LLC	Colorado
Commercium Immobilien- und Beteiligungs-GmbH	Germany
Compañía de Nitrógeno de Cantarell, S.A. de C.V.	Mexico
Compañía de Operaciones de Nitrógeno, S.A. de C.V.	Mexico
Complete Infusion Services, LLC	Michigan
CONFEDERATE TECHNOLOGY COMPANY LIMITED	Taiwan
CONVACARE SERVICES, INC.	Indiana
COOPER CRYOSERVICE LIMITED	Ireland
CPAP SUPPLY USA LLC	Delaware
CRYO Aktiebolag	Sweden
CRYO INDUSTRIAL GASES, INC.	Philippines
CRYOGENIC MEDICAL GASES, A LTD. LIABILITY CO.	Colorado
Cryostar Cryogenic Equipments (Hangzhou) Co. Ltd.	China
Cryostar do Brasil Equipamentos Rotativos & Criogenicos Ltda.	Brazil
CRYOSTAR LIMITED	United Kingdom
CRYOSTAR SAS	France
Cryostar Singapore Pte Ltd	Singapore
Cryostar USA LLC	Delaware
DAVAO OXYGEN CORPORATION	Philippines
Designated Companies, Inc.	New York
DeVine Products, Inc.	Delaware
DME Supply USA, LLC	Delaware
EHVIL DISSENTIENTS LIMITED	United Kingdom
ELGAS AUTOGAS PTY LIMITED	Australia
ELGAS LIMITED	Australia
ELGAS LIMITED	New Zealand

ELGAS RETICULATION PTY LIMITED	Australia
Eurogaz-Gdynia Sp. z o.o.	Poland
EXPRESS INDUSTRIAL & WELDING SUPPLIES LIMITED	United Kingdom
FAR EASTERN INDUSTRIAL GASES COMPANY LIMITED	Taiwan
Flaskgascentralen i Malmö Aktiebolag	Sweden
FLUOROGAS LIMITED	United Kingdom
FUTURE INDUSTRIAL AND WELDING SUPPLIES LTD.	United Kingdom
Fuzhou Linde Lienhwa Gases Co., Ltd	China
G.L BAKER (TRANSPORT) LIMITED	United Kingdom
GAFFNEY INDUSTRIAL & WELDING SUPPLIES LTD	United Kingdom
Gamma Acquisition Inc.	Delaware
GAS & GEAR LIMITED	United Kingdom
Gas & More GmbH	Germany
Gas Pentru Gaze Si Aparatura S.R.L.	Romania
General Gases of the Virgin Islands, Inc.	Virgin Islands, U.S.
GI/LINDE ALGERIE SPA	Algeria
Gist Containers B.V.	Netherlands
Gist Distribution Limited	Ireland
GIST FRANCE S.A.R.L.	France
Gist Holding B.V.	Netherlands
GIST LIMITED	United Kingdom
Gist Nederland B.V.	Netherlands
Gist Österreich GmbH	Austria
Gist USA LLC	Delaware
GISTRANS Czech Republic s.r.o.	Czech Republic
GRANDPLAINS PROPERTIES, INC.	Philippines
Grupo Linde Gas Argentina S.A.	Argentina
HANDIGAS (BOTSWANA) (PTY) LIMITED	Botswana
HANDIGAS LIMITED	United Kingdom
HANDIGAS SWAZILAND (PTY) LIMITED	Swaziland
Hangzhou Linde International Trading Co., Ltd.	China
HEALTH CARE SOLUTIONS AT HOME INC.	Delaware
HealthCare Solutions IV LLC	Delaware
HEAT GAS (PTY) LIMITED	Botswana
HICK, HARGREAVES AND COMPANY LIMITED	United Kingdom
HKO DEVELOPMENT COMPANY LIMITED	Hong Kong
Holox Inc.	Georgia
HOME-CARE EQUIPMENT NETWORK INC.	Delaware
Homelink Home Health Care	Arkansas
Hydromotive GmbH & Co. KG	Germany
Hydromotive Verwaltungs-GmbH	Germany
IGL (PTY) LIMITED	Namibia
IGL PROPERTIES (PTY) LIMITED	Namibia
INDONESIA POWER HOLDINGS LIMITED	United Kingdom
INDUSTRIAL & WELDING SUPPLIES (NORTH WEST) LIMITED	United Kingdom
INDUSTRIAL AND WELDING MANAGEMENT LIMITED	United Kingdom
INDUSTRIAL SUPPLIES & SERVICES LIMITED	United Kingdom
ISAGA ehf.	Iceland
ISAS TRUST	South Africa
ITO Industries International SA	Romania

IWS (INDUSTRIAL & WELDING SUPPLIES) LIMITED	United Kingdom
Jianyang Linde Medical Gases Company Limited	China
KEY PROOF INVESTMENTS LIMITED	British Virgin Islands
KIDDO INVESTMENTS (PTY) LIMITED	Botswana
Kiinteistö Oy Karakaasu	Finland
Kiinteistö Oy Karaportti	Finland
KTPV (THAILAND) LIMITED	Thailand
KunShan Asia Union Electronic Chemical Corp. Co., Ltd.	China
LAG Methanol LLC	Delaware
LANSING GROUP LIMITED	United Kingdom
LEEN GATE INDUSTRIAL & WELDING SUPPLIES (SCOTLAND) LIMITED	United Kingdom
LEENGATE INDUSTRIAL & WELDING SUPPLIES (LINCOLN) LIMITED	United Kingdom
LEENGATE INDUSTRIAL & WELDING SUPPLIES (NORTH EAST) LIMITED	United Kingdom
LEENGATE INDUSTRIAL & WELDING SUPPLIES (NOTTINGHAM) LIMITED	United Kingdom
LEENGATE INDUSTRIAL & WELDING SUPPLIES LIMITED	United Kingdom
LESOTHO OXYGEN COMPANY (PTY) LIMITED	Lesotho
LIEN CHIA INDUSTRIAL GASES COMPANY LIMITED	Taiwan
LIEN CHUAN INDUSTRIAL GASES COMPANY LIMITED	Taiwan
LIEN FUNG PRECISION TECHNOLOGY DEVELOPMENT CO., LTD	Taiwan
LIEN HWA COMMONWEALTH CORPORATION	Taiwan
LIEN HWA INDUSTRIAL GASES (HK) LIMITED	Hong Kong
LIEN HWA LOX CRYOGENIC EQUIPMENT CORPORATION	Taiwan
LIEN SHENG INDUSTRIAL GASES COMPANY LIMITED	Taiwan
LIEN TONG GASES COMPANY LIMITED	Taiwan
LIEN YANG INDUSTRIAL GASES COMPANY LIMITED	Taiwan
LINCARE EQUIPMENT LLC	Delaware
LINCARE HOLDINGS INC.	Delaware
LINCARE INC.	Delaware
LINCARE LEASING LLC	Delaware
LINCARE LICENSING INC.	Delaware
LINCARE OF CANADA ACQUISITIONS INC.	Delaware
LINCARE OF CANADA INC.	Ontario
LINCARE OF NEW YORK, INC.	New York
LINCARE PHARMACY SERVICES INC.	Delaware
LINCARE PROCUREMENT INC.	Delaware
LINCARE PULMONARY REHAB MANAGEMENT, LLC	Delaware
Lincare Pulmonary Rehab Services of Missouri, LLC	Missouri
LINCARE PULMONARY REHAB SERVICES OF OHIO, LLC	Ohio
Linde (Australia) Pty. Ltd.	Australia
Linde (Quanzhou) Carbon Dioxide Co. Ltd.	China
Linde (Thailand) Public Company Limited	Thailand
Linde Air Chemicals Limited	Thailand
Linde Aktiengesellschaft	Germany
Linde Arabian Contracting Co., Ltd.	Saudi Arabia
Linde Arooxy (Xi'an) Life Science Co., Ltd.	China
Linde Bangladesh Limited	Bangladesh
LINDE CANADA HOLDINGS LIMITED	United Kingdom

Linde Canada Limited	Canada
Linde Carbonic (Wuhu) Company Ltd.	China
Linde Carbonic Company Ltd., Shanghai	China
Linde Colombia S.A.	Colombia
LINDE CRYOGENICS LIMITED	United Kingdom
LINDE CRYOPLANTS LIMITED	United Kingdom
Linde Delaware Investments Inc.	Delaware
Linde Ecuador S.A.	Ecuador
Linde Electronics & Specialty Gases (Suzhou) Co Ltd.	China
Linde Electronics B.V.	Netherlands
Linde Electronics GmbH	Austria
Linde Electronics GmbH & Co. KG	Germany
LINDE ELECTRONICS SAS	France
Linde Electronics Verwaltungs GmbH	Germany
LINDE ELECTRONICS, S.L.	Spain
LINDE ENERGY SERVICES S.A.S. E.S.P.	Colombia
Linde Energy Services, Inc	Delaware
Linde Engineering (Dalian) Co. Ltd.	China
Linde Engineering (Hangzhou) Co. Ltd.	China
Linde Engineering (Malaysia) Sdn. Bhd.	Malaysia
Linde Engineering India Private Limited	India
Linde Engineering Middle East LLC	United Arab Emirates
Linde Engineering North America Inc.	Delaware
Linde Engineering South Africa (Pty) Ltd.	South Africa
Linde EOX Sdn. Bhd.	Malaysia
LINDE FINANCE	United Kingdom
Linde Finance B.V.	Netherlands
Linde France S.A.	France
Linde Gas (H.K.) Limited	Hong Kong
Linde Gas a.s.	Czech Republic
Linde Gas Algerie S.p.A.	Algeria
Linde Gas Asia Pte Ltd	Singapore
Linde Gas Belgium NV	Belgium
Linde Gas Benelux B.V.	Netherlands
LINDE GAS BITOLA DOOEL Skopje	The former Yugoslav Republic of Macedonia
Linde Gas Bulgaria EOOD	Bulgaria
Linde Gas Chile S.A.	Chile
Linde Gas Cryoservices B.V.	Netherlands
Linde Gas Curaçao N.V.	Curaçao
LINDE GAS DOMINICANA, S.R.L.	Dominican Republic
Linde Gas GmbH	Austria
LINDE GAS HOLDINGS LIMITED	United Kingdom
Linde Gas Italia S.r.l.	Italy
Linde Gas k.s.	Slovakia
LINDE GAS MIDDLE EAST LLC	United Arab Emirates
Linde Gas Ningbo Ltd.	China
Linde Gas North America LLC	Delaware
Linde Gas Perú S.A.	Peru
Linde Gas Products Malaysia Sdn. Bhd.	Malaysia
Linde Gas Produktionsgesellschaft mbH & Co. KG	Germany

Linde Gas Puerto Rico, Inc.	Puerto Rico
Linde Gas Shenzhen Ltd.	China
Linde Gas Singapore Pte. Ltd.	Singapore
Linde Gas Southeast (Xiamen) Ltd.	China
LINDE GAS SRBIJA Industrija gasova a.d. Bečej	Serbia
Linde Gas Therapeutics Benelux B.V.	Netherlands
Linde Gas Therapeutics GmbH	Germany
Linde Gas Tunisie S.A.	Tunisia
Linde Gas Verwaltungs GmbH	Germany
Linde Gas Vietnam Limited	Vietnam
Linde Gas Xiamen Ltd.	China
Linde Gas Zhenhai Ltd.	China
Linde Gases (Changzhou) Company Limited	China
Linde Gases (Chengdu) Co., Ltd.	China
Linde Gases (Fushun) Co., Ltd.	China
Linde Gases (Hefei) Co., Ltd.	China
Linde Gases (Huizhou) Co., Ltd.	China
Linde Gases (Langfang) Co., Ltd.	China
Linde Gases (Meishan) Co., Ltd.	China
Linde Gases (Nanjing) Company Limited	China
Linde Gases (Shanghai) Co., Ltd.	China
Linde Gases (Suzhou) Company Limited	China
Linde Gases (Taixing) Co., Ltd.	China
Linde Gases (Xuzhou) Company Limited	China
Linde Gases (Yantai) Co., Ltd.	China
Linde Gases (Zhangzhou) Co., Ltd.	China
Linde Gases Daxie Company Limited	China
Linde Gases Ltda.	Brazil
Linde Gases Moçambique, Limitada	Mozambique
Linde Gaz Anonim Şirketi	Turkey
Linde Gáz Magyarország Zrt.	Hungary
LINDE GAZ POLSKA Spółka z o.o.	Poland
LINDE GAZ ROMANIA S.R.L.	Romania
Linde Global IT Services s. r. o.	Slovakia
LINDE GLOBAL SERVICES PHILIPPINES, INC.	Philippines
LINDE GLOBAL SERVICES PORTUGAL, UNIPESSOAL LDA	Portugal
Linde Global Support Services Private Limited	India
LINDE HADJIKYRIAKOS GAS LIMITED	Cyprus
Linde Healthcare AB	Sweden
LINDE HEALTHCARE MIDDLE EAST LLC	United Arab Emirates
LINDE HELIUM HOLDINGS LIMITED	United Kingdom
LINDE HELIUM M E FZCO	United Arab Emirates
Linde Hellas Monoprosopi E.P.E.	Greece
Linde Hidrógeno, S.A. de C.V.	Mexico
Linde HKO Limited	Hong Kong
Linde Holdings Netherlands B.V.	Netherlands
Linde Holdings Netherlands No. 2 B.V.	Netherlands
Linde Holdings New Zealand Limited	New Zealand
Linde Holdings SAS	France
Linde Holdings, LLC	Delaware

Linde Homecare Belgium SPRL	Belgium
Linde Homecare Benelux B.V.	Netherlands
LINDE HOMECARE FRANCE SAS	France
Linde Huachang (Zhangjiagang) Gas Co. Ltd.	China
Linde HyCO Limited	Thailand
Linde HyCO LLC	Delaware
Linde Hydrogen Concepts GmbH	Germany
LINDE INDIA LIMITED	India
LINDE INDUSTRIAL GASES (MALAYSIA) SDN. BHD.	Malaysia
LINDE INVESTMENTS FINLAND OY	Finland
LINDE INVESTMENTS LLC	Delaware
LINDE INVESTMENTS No.1 LIMITED	United Kingdom
Linde Jubail Industrial Gases Factory LLC	Saudi Arabia
Linde Korea Co., Ltd.	Republic of Korea
Linde Kryotechnik AG	Switzerland
Linde Lienhwa China Holding Co., Ltd.	China
Linde Lienhwa Gases (BeiJing) Co., Ltd.	China
Linde Lienhwa Gases (Chengdu) Co., Ltd.	China
Linde Lienhwa Gases (Wuhan) Co., Ltd	China
Linde Lienhwa Industrial Gases (Xianyang) Co., Ltd.	China
LINDE LIENHWA INDUSTRIAL GASES CO. LTD.	Taiwan
Linde LLC	Delaware
LINDE MALAYSIA HOLDINGS BERHAD	Malaysia
LINDE MALAYSIA SDN. BHD.	Malaysia
Linde Médica, S.L.	Spain
LINDE MEDICALE Srl	Italy
LINDE MEDICINAL, S.L.	Spain
Linde Merchant Production, LLC	Delaware
Linde Nanjing Chemical Industrial Park Gases Co., Ltd.	China
LINDE NORTH AMERICA HOLDINGS LIMITED	United Kingdom
Linde North America, Inc.	Delaware
Linde Österreich Holding GmbH	Austria
LINDE PHILIPPINES (SOUTH), INC.	Philippines
LINDE PHILIPPINES, INC.	Philippines
LINDE PORTUGAL, LDA	Portugal
Linde Process Plants Canada Inc.	Canada
Linde Qiangsheng Gases (Nanjing) Co., Ltd.	China
LINDE ROC SDN. BHD.	Malaysia
Linde RSS LLC	Delaware
Linde Salud S.A.	Argentina
LINDE SAÚDE, LDA	Portugal
Linde Schweißtechnik GmbH	Germany
Linde Services LLC	Delaware
Linde Sokolovská s.r.o.	Czech Republic
LINDE TREASURY ASIA PACIFIC PTE.LTD.	Singapore
LINDE UK HOLDINGS LIMITED	United Kingdom
LINDE UK PRIVATE MEDICAL TRUSTEES LIMITED	United Kingdom
Linde Vietnam Limited Company	Vietnam
Linde Welding GmbH	Germany
LINDE WELDING PRODUCTS SDN. BHD.	Malaysia

LINDE-BOC GASES LIMITADA	Brazil
LindeGas Holding Sweden AB	Sweden
LINDE-SINOCHEM (QUANZHOU) GASES CO., LTD	China
LPM, S.A. de C.V.	Mexico
LUCK STREAM Co., Ltd.	Taiwan
mdINR, LLC	Delaware
MED 4 HOME INC.	Delaware
MediLink HomeCare, Inc.	New Jersey
MEDIMATICS LLC	Delaware
MEDISHIELD	United Kingdom
MEDISPEED	United Kingdom
MidSouth Distribution, Inc.	Texas
MIG Production Company Limited	Thailand
MRB ACQUISITION CORP.	Florida
MTA GmbH Medizin-Technischer-Anlagenbau	Germany
Murray Hill LLC	Delaware
Naamloze Vennootschap Linde Gas Benelux	Netherlands
NAMOX Namibia (PTY) LIMITED	Namibia
NASIONALE SWEISWARE (PTY) LTD	South Africa
Nauticor Beteiligungs-GmbH	Germany
Nauticor GmbH & Co. KG	Germany
NEW SINO GASES COMPANY LIMITED	Hong Kong
NICOWELD (PTY) LIMITED	South Africa
NORLIC AB	Sweden
Northeast Pennsylvania Alliance, LLC	Pennsylvania
Northwest Washington Alliance, LLC	Washington
OCAP CO2 B.V.	Netherlands
OCT Pharmacy, L.L.C.	Michigan
OOO "Linde Engineering Rus"	Russia
OPTIGEN, INC.	Florida
Oy AGA Ab	Finland
P.T. Gresik Gases Indonesia	Indonesia
P.T. Gresik Power Indonesia	Indonesia
P.T. Townsville Welding Supplies	Indonesia
PACIFIC ENGINEERING SUPPLIES PTY LIMITED	Australia
PanGas AG	Switzerland
Patient Support Services, Inc.	Texas
PENNINE INDUSTRIAL & WELDING SUPPLIES LIMITED	United Kingdom
Piedmont Medical Equipment	South Carolina
PREMIER MEDICAL CORPORATION	Colorado
PRIESTLEY COMPANY LIMITED	Bermuda
Private Joint Stock Company "Linde Gas Ukraine"	Ukraine
PROVISIS Gase & Service GmbH	Austria
PS Chem Co., Ltd.	Republic of Korea
PSG Co., Ltd.	Republic of Korea
PT. LINDE INDONESIA	Indonesia
PULMOREHAB LLC	Delaware
PURE QUALITY TECHNOLOGY LIMITED	British Virgin Islands
RAYONG ACETYLENE LIMITED	Thailand
Raytel Cardiac Services, Inc.	Delaware

RCS MANAGEMENT CORPORATION	Delaware
RCS MANAGEMENT HOLDING COMPANY	Delaware
RDC GASES & WELDING (DRL) LIMITED	The Democratic Republic of the Congo
REMEO HEALTHCARE LIMITED	United Kingdom
REMEO Medical Services S.A.S.	Colombia
REMEO MEDICALE SRL	Italy
REPTILE INVESTMENT NINE (PTY) LIMITED	Namibia
REPTILE INVESTMENT TEN (PTY) LIMITED	Namibia
ROCK INDUSTRIAL & WELDING SUPPLIES LIMITED	United Kingdom
Rodmir Expert SA	Romania
ROYAL SOUTHMEADOWS, INC.	Philippines
RRS (FEBRUARY 2004) LIMITED	United Kingdom
RYVAL GAS LIMITED	United Kingdom
Sam Kwang Gas Tech Co., Ltd.	Republic of Korea
Saudi Industrial Gas Company	Saudi Arabia
Selas-Linde GmbH	Germany
SERVICIOS DE OPERACIONES DE NITRÓGENO, S.A. DE C.V.	Mexico
Shanghai BOC Gases Co., Ltd.	China
Shanghai BOC Huayang Carbon Dioxide Co., Ltd.	China
Shanghai Linhua Gas Transportation Co., Ltd.	China
Shared Care of West Branch, LLC	Michigan
Shenzhen Feiying Industrial Gases Company Limited	China
SHINE SKY INTERNATIONAL COMPANY LIMITED	British Virgin Islands
SKTY (Thailand) Limited	Thailand
SKY WALKER GROUP LIMITED	British Virgin Islands
Sleepcair, Inc.	Kansas
SMS HOLDINGS (DELAWARE), INC.	Delaware
SMS HOLDINGS, INC.	Delaware
SOUTH PACIFIC WELDING GROUP PTY LIMITED	Australia
SPALDING HAULAGE LIMITED	United Kingdom
SPECIALIZED MEDICAL SERVICES, INC.	Delaware
Spectra Gases (Shanghai) Trading Co., LTD.	China
Spectra Gases Limited	United Kingdom
STORESHIELD LIMITED	United Kingdom
Svenska Aktiebolaget Gasaccumulator	Sweden
Svets Gas Aktiebolag	Sweden
SWAZI OXYGEN (PTY) LIMITED	Swaziland
T.I.G. TRADING LIMITED	Thailand
The BOC Group B.V.	Netherlands
THE BOC GROUP LIMITED	United Kingdom
The Boc Group S.A.S.	France
THE BRITISH OXYGEN COMPANY LIMITED	United Kingdom
The National Medical Rentals, Inc.	Arkansas
TIAMONT PTY LIMITED	Australia
TK-Teollisuuskaasut Oy	Finland
TOO Linde Gaz Kazakhstan	Kazakhstan
TOO Linde Technical Gases Temirtau	Kazakhstan
Total Home Care of East Alabama, L.L.C.	Alabama
TRANSHIELD	United Kingdom
TUNG BAO CORPORATION	Taiwan

UAB "AGA"	Lithuania
UNIGAS JOINT VENTURE PARTNERSHIP	Australia
UNIGAS TRANSPORT FUELS PTY LTD	Australia
UNITED INDUSTRIAL GASES COMPANY LIMITED	Taiwan
Unterbichler Gase GmbH	Germany
WELDER EQUIPMENT SERVICES LIMITED	United Kingdom
WELDING PRODUCTS HOLDINGS LIMITED	United Kingdom
WESSEX INDUSTRIAL & WELDING SUPPLIES LIMITED	United Kingdom
YUAN RONG INDUSTRIAL GASES COMPANY LIMITED	Taiwan
ZHENJIANG XINHUA INDUSTRIAL GASES CO., LTD.	China